                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       NATIONAL TRANSACTION NETWORK, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                       NATIONAL TRANSACTION NETWORK, INC.
                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 2, 1998
To the Stockholders:

         The Annual Meeting of Stockholders of National Transaction Network, Inc. (the "Company") will be held at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581 on Tuesday, June 2, 1998 at 11:00 a.m., local time, to consider and act upon the following matters:

         1. To elect a Board of Directors to serve for the ensuing year.

         2. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1998.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 10, 1998 will be entitled to vote at the meeting or any adjournment thereof. A list of the stockholders of record entitled to vote shall be available for inspection at the principal office of the Company for ten days prior to the Annual Meeting. The stock transfer books of the Company will remain open.


                                    By Order of the Board of Directors,


                                    L. BARRY THOMSON
                                    Chief Executive Officer





Westborough, Massachusetts

April 27, 1998



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED BY THE PERSON EXECUTING THE PROXY BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                     --------------------------------------


                       NATIONAL TRANSACTION NETWORK, INC.
                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200


                       -----------------------------------



                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 1998

                                 APRIL 27, 1998



                       -----------------------------------



         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of National Transaction Network, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 2, 1998 at 11:00 a.m., at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581. This proxy statement and the form of proxy were first mailed to stockholders on or about April 27, 1998.

         Only stockholders of record as of April 10, 1998 will be entitled to vote at the Meeting and any adjournment thereof. As of that date, 3,310,662 shares of Common Stock, par value $.15 per share, of the Company (the "Common Stock") were issued, outstanding and entitled to vote at any meeting of stockholders. The shares of Common Stock are the only outstanding voting securities of the Company. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy.

         Each stockholder is requested to complete, sign, date and return the enclosed proxy without delay to ensure that his shares are voted at the Meeting. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised at the Meeting or by voting at the Meeting.

         The persons named as attorneys in the proxies are L. Barry Thomson, who is a director and officer of the Company, and Judith A. Kellogg, who is the controller of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of Deloitte & Touche as auditors for the fiscal year ending December 31, 1998. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted "FOR" if no specification is indicated.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes (as defined below) are counted as present or represented for purposes of determining the presence or absence of a quorum. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. Shares represented by proxies which are marked "withhold authority" will have no effect on the outcome of the vote for the election of directors. The selection of auditors requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. Only shares that are voted in favor of the proposals will be counted toward achievement of majority. Abstentions and broker non-votes have the same effect as votes against the proposals. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have a practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1997, is being mailed to stockholders along with this proxy statement.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, to the knowledge of management, certain information regarding certain owners of Common Stock of the Company as of April 10, 1998 with respect to: (a) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the 3,310,662 shares of Common Stock outstanding at such date; (b) each director of the Company; (c) each nominee director of the Company; (d) each executive officer named in the Summary Compensation Table set forth below under "Compensation of Executive Officers"; and (e) all current executive officers and directors of the Company as a group:

           NAME AND ADDRESS                     AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)                 PERCENT OF CLASS (2)
         -------------------                  ------------------------                 --------------------
International Verifact Inc.                               2,726,440                            82.4%
79 Torbarrie Road
Toronto, Ontario
Canada M3L 1G5

L. Barry Thomson                                          10,000(3)                               *
Kenneth M. Kubler                                        155,000(4)                             1.7%
George C. Whitton                                         13,333(5)                               *
Christopher F. Schellhorn                                 10,000(6)                               *
Milton A. Alpern                                          22,500(7)                               *
All directors and executive                               33,333(8)                             1.0%
  officers as a group (3 persons)

*        Less than 1%.

(1) Except as otherwise noted below, the Company believes each beneficial owner has the sole voting and investment power with respect to the number of shares of Common Stock (through the exercise of stock options or warrants with respect to Common Stock) shown as beneficially owned by such beneficial owner.

(2) All numbers and percentages, except as otherwise noted, assume the exercise of outstanding options or warrants. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of April 10, 1998 pursuant to the exercise of presently exercisable or outstanding options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3) Represents shares subject to options granted to Mr. Thomson exercisable at April 10, 1998, or within 60 days thereafter.

(4) Includes 58,333 shares subject to vested options granted to Mr. Kubler exercisable at April 10, 1998, or within 60 days thereafter.

(5) Represents shares subject to options granted to Mr. Whitton exercisable at April 10, 1998, or within 60 days thereafter.

(6) Represents shares subject to options granted to Mr. Schellhorn exercisable at April 10, 1998, or within 60 days thereafter.

(7) Includes 12,298 shares subject to vested options granted to Mr. Alpern exercisable at April 10, 1998, or within 60 days thereafter.

(8) Represents shares subject to options exercisable at April 10, 1998, or within 60 days thereafter.


         The Company knows of no contract or other arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted for the election of the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person.

         The Company's By-laws presently state that the number of directors which shall constitute the whole Board of Directors shall be not less than one and not more than nine. Within such limit, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting or at any special meeting of stockholders. The number of directors currently fixed by the Board of Directors is three. There are presently three individuals serving as directors of the Company. Kenneth M. Kubler was a director of the Company until his resignation on March 13, 1998. Any vacancy in the Board of Directors may be filled by the directors or stockholders pursuant to the Company's Certificate of Incorporation and By-laws.

         All three nominees are currently directors of the Company. Messrs. Thomson and Whitton were initially elected to the Board of Directors on September 13, 1996 and Mr. Schellhorn was initially elected to the Board of Directors on March 4, 1997.

         The following table sets forth the names of the nominees to be elected at the Annual Meeting and the executive officers of the Company, their ages and present positions with the Company.

NAME                                  AGE             TITLE

L. Barry Thomson*                     56              Chief Executive Officer, President, Secretary and
                                                      Director

George C. Whitton*                    62              Director

Christopher F. Schellhorn*            47              Director

--------------

* Director Nominee

         The following describes the business experience during the past five years of each director, director nominee, and executive officers named above.

         L. BARRY THOMSON has served as a director of the Company since September 13, 1996 and as President, Chief Executive Officer and Secretary of the Company since October 9, 1996. Mr. Thomson has served as Chief Executive Officer of International Verifact Inc. ("IVI") since May 1996 and as President since April 1994. In addition, Mr. Thomson has served as a director of IVI since May 1995. Prior to becoming the Chief Executive Officer of IVI, from April 1994 until May 1996, Mr. Thomson served as Chief Operating Officer of IVI. Prior to April 1994, Mr. Thomson served as President and Chief Executive Officer of Aluma Systems Corporation, a construction technology company.

         GEORGE C. WHITTON has served as a director of the Company since September 13, 1996. Mr. Whitton has served as Chairman of International Verifact Inc. ("IVI") since November 1986 and as Chief Executive Officer of IVI from November 1986 until May 1996.

         CHRISTOPHER F. SCHELLHORN has been a director of the Company since March 4, 1997. Since August 1997, Mr. Schellhorn has served as the director of operations of Integrion Financial Network, Inc. ("Integrion"), a company that provides interactive banking and electronic commerce services to financial institutions in North America. Mr. Schellhorn served as President and Chief Operating Officer of Visa Interactive, a technology services company from August 1996 until August 1997 when such company was acquired by Integrion. Mr. Schellhorn served as Vice President and General Manager of International Verifact Inc. (U.S.) from August 1995 through August 1996. From January 1994 until August 1995, Mr. Schellhorn served as Executive Vice President of Market Imaging Systems, Inc. Prior to such time, Mr. Schellhorn served as the Senior Vice President of Wegmans Food Markets Inc.

         The Board of Directors met four (4) times during the fiscal year ended December 31, 1997. During the fiscal year ended December 31, 1997, all of the incumbent directors attended no fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors. The Board of Directors does not have standing audit, nominating or compensation committees.

         Election of the nominees for director listed above will require the plurality vote of the holders of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting. The Board of Directors recommends a vote "FOR" the election of the nominees listed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         Directors of the Company do not receive compensation for their services as directors, but non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings. Directors are also eligible for participation in the Company's 1995 Director Stock Option Plan.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information regarding compensation received by the Chief Executive Officer and the most highly compensated executive officers of the Company exceeding $100,000 for the last three completed fiscal years. The Company did not make any restricted stock awards, grant any stock appreciation rights, or make any long-term incentive plan payments during the fiscal year ended December 31, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                              ANNUAL COMPENSATION                        AWARDS
                                       -------------------------------------------   --------------
                                                                     OTHER ANNUAL                        ALL OTHER
NAME/TITLE                     YEAR    SALARY ($)     BONUS ($)    COMPENSATION ($)      OPTIONS     COMPENSATION ($)
----------                     ----    ----------     ---------    ----------------      -------     ----------------

L. Barry Thomson              1997         -0-           -0-              -0-              -0-              -0-
Chief Executive Officer,
    President, Director       1996         -0-           -0-              -0-             5,000             -0-
    and Secretary (1)

Kenneth M. Kubler             1997       150,000        50,000         4,989(3)            -0-              -0-
Executive Vice President,
    General Manager (2)       1996       44,484          -0-              -0-            150,000            -0-

Milton A. Alpern              1997       103,569         -0-              -0-              -0-              -0-
Chief Financial Officer,
    Vice President and        1996       96,222          -0-              -0-              -0-              -0-
    Treasurer (4)
                              1995       90,710          -0-              -0-            30,606             -0-


(1) Mr. Thomson was elected to the position of Chief Executive Officer, President and Secretary of the Company on October 9, 1996.

(2) Mr. Kubler was elected to the position of Executive Vice President and General Manager of the Company on September 16, 1996. Mr. Kubler resigned from the Company on March 13, 1998.

(3)   Consists of $4,989 paid to Mr. Kubler for a car allowance.

(4)   Mr. Alpern resigned from the Company on March 20, 1998.

STOCK PLANS

         The Company currently has one employee stock ownership plan and one director stock option plan, the 1988 Stock Plan and the 1995 Director Stock Option Plan, respectively. The 1988 Stock Plan provides for the grant of incentive stock options to officers and other employees of the Company and any present or future subsidiaries of the Company (collectively, "Related Companies") and the grant of (i) options which do not qualify as incentive stock options, (ii) awards of stock in the Company and (iii) opportunities to make direct purchases of stock in the Company (collectively, the "Stock Rights") to directors, officers, employees and consultants of the Company and Related Companies. The 1988 Stock Plan provides for the issuance of up to 800,000 shares of Common Stock pursuant to the grant of Stock Rights. The terms of such Stock Rights, including number of shares subject to each Stock Right, when the Stock Right becomes exercisable, the exercise or purchase price of the Stock Right, the duration of the Stock Right and the time, manner and form of payment upon exercise of a Stock Right, are generally determined by the Board of Directors. As of the end of the last fiscal year, incentive stock options to purchase 540,961 shares of Common Stock at an average exercise price of approximately $.45 per share were outstanding, held by thirty-five (35) current and former employees, and non-statutory options to purchase 16,665 shares of Common Stock at an average exercise price of $3.00 per share were outstanding, held by five
(5) individuals pursuant to grants under the 1988 Stock Plan.

         The 1995 Director Stock Option Plan authorizes the grant of non-statutory options to directors of the Company. Each director who was a member of the Board of Directors on October 26, 1995 was automatically granted an option to purchase 15,000 shares of the Common Stock. Each director who is first elected to the Board after October 26, 1995 will automatically be granted on the date such person first becomes a member of the Board an option to purchase 5,000 shares of Common Stock. In addition, each director who has served continuously as a director for at least six months prior to January 15 of each year shall be automatically granted on January 15 of each year an option to purchase 5,000 shares of the Common Stock. The 1995 Director Stock Option Plan provides for the issuance of up to 300,000 shares of Common Stock pursuant to the grant of non-statutory stock options. Such options vest on the date of the grant. Other terms of such options, including exercise or purchase price of the options, the duration of the options and the time, manner and form of payment upon exercise of such options, are generally determined by the Board of Directors. As of the end of the last fiscal year, options to purchase 90,000 shares of Common Stock at an average exercise price of approximately $.36 per share were outstanding, held by ten (10) current and former directors pursuant to grants under the 1995 Director Stock Option Plan.

OPTION GRANTS IN LAST FISCAL YEAR

         The Company did not grant stock options to any named executive officer during the last fiscal year ended December 31, 1997 under the Company's 1988 Stock Plan or 1995 Director Plan. The Company does not grant stock appreciation rights ("SARs") of any kind.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning unexercised options to purchase Common Stock held at the end of fiscal year 1997 by the named executive officers and the value of such officers' unexercised options at December 31, 1997.

                                                                        NUMBER OF SECURITIES    VALUE OF UNEXERCISED IN-
                                                                       UNDERLYING UNEXERCISED    THE-MONEY OPTIONS AT
                                                                        OPTIONS AT FY-END 1997    FY-END 1997 ($)
                                      SHARES ACQUIRED        VALUE         (#)EXERCISABLE/          EXERCISABLE/
NAME                                  ON EXERCISE (#)    REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
----                                  ---------------    ------------       ------------            -------------


L. Barry Thomson                            -0-               -0-        5,000(1)/-0-             $1,050/-0-
Kenneth M. Kubler                           -0-               -0-       53,333(2)/96,667(3)        1,050/9,183
Milton A. Alpern                            -0-               -0-       12,298(4)/10,202(5)        9,552/2,448

(1) Represents 5,000 vested options granted pursuant to the Company's 1995 Director Stock Option Plan.

(2) Represents 5,000 vested options granted pursuant to the Company's 1995 Director Stock Option Plan and 48,333 vested options granted pursuant to the Company's 1988 Stock Plan.

(3) Represents 96,667 options granted pursuant to the Company's 1988 Stock Plan that will not vest due to Mr. Kubler's resignation from the Company on March 13, 1998.

(4) Represents 12,298 vested options granted pursuant to the Company's 1988 Stock Plan.

(5) Represents 10,202 options granted pursuant to the Company's 1988 Stock Plan that will not vest due to Mr. Alpern's resignation from the Company on March 20, 1998.



                    PROPOSAL TO RATIFY SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Deloitte & Touche, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1998. Deloitte & Touche has served as the Company's auditors and outside accountants since 1988. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         Ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1998 will require the affirmative vote of the holders of a majority of a quorum of the outstanding shares of the Common Stock of the Company. The Board of Directors recommends that stockholders vote "FOR" ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1998.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 18, 1997, the Company entered into a Convertible Subordinated Note Purchase Agreement (the "Note Agreement") with International Verifact Inc. ("IVI") whereby the Company may from time to time issue and sell to IVI, and IVI agrees to purchase, the Company's Convertible Subordinated Notes (the "Notes"), up to an aggregate principal amount of $1,000,000. On October 31, 1997, the Company and IVI amended the Note Agreement to increase the aggregate principal amount of the Notes which can be issued under the Note Agreement to $2,000,000. The Notes have a five year term, bear interest at a rate per annum equal to the prime rate plus 2%, are secured by the Company's assets, and are subordinate to the Company's working capital line of credit. The Notes are convertible into shares of the Company's Common Stock at any time in accordance with the terms of the Note Agreement, however the conversion price per share shall be equal to no less than the fair market value as determined in the Note Agreement. Additionally, the Notes are subject to certain registration rights in the event that the Company determines to register additional shares of Common Stock under the Securities Act of 1933, as amended. Interest payments on the Notes are deferred until maturity.

         On September 19, 1997 and November 24, 1997, the Company issued Notes to IVI in the principal amounts of $400,000 and $1,100,000, respectively. Interest payable on the Notes totaled $24,208 at December 31, 1997.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than December 28, 1998. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested.


                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.


                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and holders of more than 10% of the Company's Common Stock (collectively, the "Reporting Person") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filing Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31,1997, the Company believes that all Reporting Persons complied with all Section 16(a) requirements in the fiscal year ended December 31, 1997.

                       NATIONAL TRANSACTION NETWORK, INC.
                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 2, 1998



      The undersigned hereby appoints L. Barry Thomson and Judith A. Kellogg, and each of them singly, proxies for the undersigned, with full power of attorney and power of substitution, to vote all shares of capital stock of any class which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of National Transaction Network, Inc. (the "Company") to be held on Tuesday, June 2, 1998, at 11:00 a.m. at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581, and at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 27, 1998, receipt of which is hereby acknowledged:

1. To elect a Board of Directors for the ensuing year.

      [  ] FOR                 [  ] WITHHOLD                [  ] FOR ALL EXCEPT


      L. Barry Thomson, George C. Whitton and Christopher F. Schellhorn.

      INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1998.

      [  ] FOR                 [  ] AGAINST                 [  ] ABSTAIN

3. To transact such other business as may properly come before the meeting and any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEE DIRECTORS AND FOR THE PROPOSALS IN ITEM 2. A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER ITEM 3 WILL BE VOTED IN

ACCORDANCE WITH THE JUDGMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

Dated: ____________, 1998                  Print Name: _______________________

                                           Signature(s):______________________



IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary please give your full title as such.






STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED ENVELOPE.